UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date Of Report (Date of earliest event reported)		June 30, 2022

BOARDWALK PIPELINE PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	01-32665	20-3265614
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 Greenway Plaza, Suite 2800
Houston,	Texas	77046
(Address of principal executive office)

(866)	913-2122
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
NONE	NONE	NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Revolving Credit Facility

On June 30, 2022, Boardwalk Pipeline Partners, LP (the "Company") and certain of its wholly-owned subsidiaries entered into an Agreement and Amendment No. 4 to Third Amended and Restated Revolving Credit Agreement (the "Amendment"), which amends the Third Amended and Restated Revolving Credit Agreement, dated May 26, 2015 (as amended and modified, the "Credit Agreement"), among the Company, as guarantor, Boardwalk Pipelines, LP, Texas Gas Transmission, LLC and Gulf South Pipeline Company, LLC, as borrowers, and the several lenders and issuers party thereto, and Wells Fargo Bank, N.A., as administrative agent. The Amendment, among other things, amends the Credit Agreement to (i) extend the maturity date to May 27, 2027, although the maturity date may be further extended for two one-year extensions at the Company’s election, and (ii) replace the Eurodollar Rate (also known as the London Interbank Offered Rate) as the index used in calculating interest rates for various interest periods with the term Secured Overnight Financing Rate as the index used in calculating interest rates for various interest periods plus a flat 10.0 basis point credit spread adjustment across all available interest periods.

A copy of the Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.03.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits:

Exhibit No.	Description

10.1
Agreement and Amendment No. 4 to Third Amended and Restated Revolving Credit Agreement, dated as of June 30, 2022, among Boardwalk Pipelines, LP, Texas Gas Transmission, LLC and Gulf South Pipeline Company, LLC, as borrowers, Boardwalk Pipeline Partners, LP, as guarantor, the several lenders and issuers party thereto, and Wells Fargo Bank, N.A., as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BOARDWALK PIPELINE PARTNERS, LP
By: BOARDWALK GP, LP,
its general partner
By: BOARDWALK GP, LLC,
its general partner
By: /s/ Steven A. Barkauskas
Steven A. Barkauskas
Senior Vice President, Chief Financial and
Information Officer

Dated: July 5, 2022